SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549


F O R M  8-K


Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  September 11, 1996

           BOSTON CAPITAL TAX CREDIT FUND IV L.P.
     (Exact name of registrant as specified in its charter)


                            Delaware
         (State or other jurisdiction of incorporation)


    33-70564                                  04-3208648
(Commission File Number)          (IRS Employer Identification No. )



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts                      02108-4406
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code (617) 624-8900

         None
 (Former name or former address, if changed since last report)






Item 5.  Other Events

    On September 16, 1996, Boston Capital Tax Credit Fund IV L.P., a
Delaware limited partnership, specifically Series 25 thereof (the "Partnership"), completed various agreements relating to Hurricane Hills, L.C., a Utah Limited Liability Company (the "Company "), including an Amended and Restated Operating Agreement of the Company dated as of September 11, 1996 (the "Operating Agreement"), pursuant to which the Partnership became a Member in the Company. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Agreement, a copy of which is attached hereto as Exhibit (2)(a).

    The Company owns and operates an apartment complex located in the City of Hurricane, Utah which is known as Hurricane Hills Apartments (the "Apartment Complex"). The Apartment Complex consists of twenty-five single-story duplexes containing a total of 50 two-bedroom apartment units. The Apartment Complex is currently in the rentup phase and is expected to achieve full occupancy by July 1, 1997.

    The Company is receiving construction financing in the amount of $1,840,000 (the "Construction Loan") from Bank One Arizona, N.A. The Construction Loan bears interest at a variable rate equal to the Bank One Prime Rate plus 2% and has a 12-month term with a 3-month extension option. The Company expects to receive permanent first mortgage financing in the amount of $1,000,000 (the "Permanent Loan") from ARCS Commercial Co., L.P.
The Permanent Loan will have a 25 year term and will bear interest at a fixed rate to be determined at closing. The Company also expects to receive permanent second mortgage financing in the amount of $312,500 (the "Second Mortgage Loan") from the Olene Walker Housing Trust Fund. The Second Mortgage Loan will have a 30-year term and will bear interest at 2.5% per annum for the Initial Four Year Term and 5% thereafter.

    100% of the apartment units (50 units) in the Apartment Complex are expected to qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

    David W. Adams is the Manager of the Company. Mr. Adams is also the President of Adams Construction Co., Inc. which serves as the Contractor and Management Agent for the Apartment Complex. Adams Construction Co., Inc. was incorporated in the State of Utah in 1975 and has operated as a construction and real estate business in the Western United States. It has developed and managed approximately 1,000 multi-family rental and condominium units in Utah, Colorado, Nevada and Oregon. Mr. Adams is also the President of First Intermountain Development Company and in that capacity he has built and managed elderly housing projects in Utah and Wyoming. As Contractor, Adams Construction Co., Inc. is expected to receive total compensation of $3,549,200 ($100,000 of which constitutes builder's profit) and as Management Agent, Adams Construction Co., Inc. will receive a management fee of 6% of gross receipts.

    The Partnership acquired its interest in the Company directly from the Company in consideration of an agreement to make a Capital Contribution of $2,242,395 which has been or will be payable to the Company in four (4) Installments as follows:



    1.   $1,111,197 or 49.55% on the latest of (i) Tax Credit Set-Aside,
(ii) Initial Closing, (iii) receipt by Boston Capital of an acceptable commitment of the Permanent Lender regarding the Permanent Loan, or (iv) the Admission Date (the "First
Installment");

    2. $811,197 or 36.18% on the latest to occur of (i) Substantial Completion, (ii) Cost Certification, (iii) receipt by the Company of a Carryover Allocation on or before December 31, 1996, (iv)
State Designation, (v) receipt of an updated title insurance policy satisfactory to BCTC 94, Inc., (vi) confirmation by Boston Capital that each of the itemized outstanding due diligence matters identified on Exhibit 6.01 have been completed by the Manager to the reasonable satisfaction of Boston Capital, (vii) receipt of a payoff letter from the Contractor stating that all amounts payable to the Contractor have been paid in full and that the Company is not in violation of the Construction Contract,
(viii) receipt of an estoppel letter reasonably satisfactory to BCTC 94, Inc. from the Permanent Lender and the Second Lender, or
(ix) satisfaction of all of the conditions to the payment of the First Installment (the "Second Installment");

    3. $300,000 or 13.38% on the latest to occur of (i) Initial 94% Occupancy Date, (ii) Final Closing, (iii) Rental Achievement, or
(iv) satisfaction of all of the conditions to the payment of the First and Second Installments (the "Third Installment"); and

    4. $20,000 or 0.89% on the latest to occur of (i) receipt by the Partnership of the Company's federal income tax return for the year in which Rental Achievement occurred or (ii) satisfaction of all conditions to the payment of the First, Second and Third
Installments (the "Fourth Installment").

The total Capital Contribution of the Partnership to the Company is based on the Company receiving $3,713,192 of Tax Credits during the 10-year period commencing in 1997, of which $3,676,060 will be allocated to the Partnership as the Member of the Company. The Special Member of the Company is BCTC 94, Inc., an affiliate of the Partnership.

    The Partnership believes that the Apartment Complex is adequately insured.

    Ownership interests in the Company are as follows, subject in each case to certain priority allocations and distributions:



                              Normal     Capital          Cash
                            Operations  Transactions      Flow

Manager                          1%         80%           80%

Partnership                     99%         20%           20%


    The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Company.

    Boston Capital Asset Management Limited Partnership ("BCAMLP"), an affiliate of the general partner of the Partnership, or another affiliate thereof, will receive an annual Asset Management Fee of $5,000 commencing in 1997 from the Company for services in connection with the Company's accounting matters and the preparation of tax returns and reports to the Partnership.
The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article XII of the Operating Agreement. To the extent Cash Flow in any year is insufficient to pay the entire amount of the Asset Management Fee, the Manager shall make a Subordinated Loan to the Company in an amount sufficient to pay such fee. If the Manager fails to make such Subordinated Loan, the unpaid amount of the fee shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow available for the payment of such fee, or in the first year in which proceeds of a Capital Transaction are available.

    The Company will pay a Development Fee to the Developer for its service in connection with the construction and development of the Apartment Complex in an amount equal to $200,000. The Development Fee will be paid in full from the proceeds of the Third Installment. The Company will pay to the General Partner an annual Incentive Partnership Management Fee of $5,000 per annum commencing in 1997 (pro rata in 1996 in accordance with the terms of the Company Management Services Agreement) for its services in connection with managing the day-to-day business of the Company. The Incentive Partnership Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Article XII of the Operating Agreement.

Item 7.  Exhibits.

       (c)    Exhibits.                                         Page

(1)    (a)1   Form of Dealer-Manager Agreement between Boston
              Capital Services, Inc. and the Registrant
              (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)

(2)    (a)    Amended and Restated Operating Agreement of
              Hurricane Hills, L.C.

(2)    (b)    Certification and Agreement of Hurricane Hills,
              L.C.

(4)    (a)2     Agreement of Limited Partnership of the
              Partnership

(16)          None

(17)          None

(21)          None

(24)          None

(25)          None

(28)          None

_______________


1 Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (4) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.


SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  March 18, 1997


BOSTON CAPITAL TAX CREDIT FUND IV L.P.


By: Boston Capital Associates IV L.P.,
       its General Partner


    By:  C&M Associates, d/b/a Boston
               Capital Associates, its
           General Partner


           By:     /s/ Herbert F. Collins
              Herbert F. Collins, Partner




BOS2. 52749_1